UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-6642

DREYFUS CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	03/31
Date of reporting period:	03/31/2007

FORM N-CSR

Item 1. Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses
With Those of Other Funds
8	Statement of Investments
16	Statement of Assets and Liabilities
17	Statement of Operations
18	Statement of Changes in Net Assets
19	Financial Highlights
20	Notes to Financial Statements
26	Report of Independent Registered
Public Accounting Firm
27	Important Tax Information
28	Proxy Results
29	Board Members Information
32	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Connecticut
Intermediate Municipal Bond Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Connecticut Intermediate Municipal Bond Fund, covering the 12-month period from April 1, 2006, through March 31, 2007.

Recent volatility in U.S. stock and bond markets has suggested to us that investors’ appetite for risk may be waning. Until late February 2007, the appetite for risk was relatively high, even in market sectors where the danger of fundamental deterioration was clear,such as “sub-prime”mort-gages. While overall valuation levels within the broad stock and bond markets seemed appropriate to us, prices of many lower-quality assets did not fully compensate investors for the risks they typically entail.

Heightened volatility sometimes signals a shift in the economy, but we do not believe this currently is the case.We continue to expect a mid-cycle economic slowdown and a monetary policy of “prolonged pause and eventual ease.”Tightness in the labor market should ease, with the unemployment rate driven somewhat higher by housing-related layoffs. While we believe there will be a gradual moderation of both CPI and PCE “core” inflation — a measure of underlying long-term inflation that generally excludes energy and food products — we expect the Federal Reserve Board to remain vigilant against inflation risks as it continues to closely monitor upcoming data. As always, your financial advisor can help you identify the investments that may help you potentially profit from these trends and maintain an asset allocation strategy that’s suited for your needs.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

DISCUSSION OF FUND PERFORMANCE

James Welch, Portfolio Manager

How did Dreyfus Connecticut Intermediate Municipal Bond Fund perform relative to its benchmark?

For the 12-month period ended March 31, 2007, the fund achieved a total return of 4.36% .1 In comparison, the Lehman Brothers 7-Year Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 5.05% for the same period.2 In addition, the average total return for all funds reported in the Lipper Other States Intermediate Municipal Debt Funds category was 4.10% .3

Municipal bonds fared relatively well over the reporting period in an environment of moderate economic growth, low inflation and stabilizing short-term interest rates.The fund participated in the market’s strength, producing higher returns than its Lipper category average due primarily to its relatively long average duration. The fund underperformed its benchmark, which contains bonds from many states, not just Connecticut, and does not reflect fund fees and expenses in its returns.

What is the fund’s investment approach?

The fund seeks as high a level of income exempt from federal and Connecticut state income taxes as is consistent with the preservation of capital.

To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and Connecticut state personal income taxes.The dollar-weighted average maturity of the fund’s portfolio ranges between three and 10 years.

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we may assess the current interest-rate environment and the municipal bond’s potential volatility in different rate environments.We focus on bonds with the potential to offer attractive current income, typically

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.A portion of the fund’s assets may be allocated to “discount” bonds, which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation to either discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environment.We also may look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund’s performance?

Early in the reporting period, the U.S. economy was growing robustly, energy prices were rising to record levels and the Federal Reserve Board (the “Fed”) continued to raise short-term interest rates. These conditions changed significantly over the summer of 2006, when weakness in the housing and automobile sectors began to weigh on U.S. economic growth, falling energy prices alleviated inflation concerns and the Fed refrained from further rate hikes for the remainder of the reporting period.

These changes helped relieve fears that an overheated economy might reignite inflationary pressures, and municipal bonds rallied.The market also was supported by supply-and-demand influences, including robust demand for long-term municipal bonds from non-traditional investors such as hedge funds and highly leveraged institutional accounts.

Connecticut took advantage of the economic expansion and rising tax revenues by replenishing its reserves and achieving a surplus in its operating budget for the current fiscal year.With less need to borrow, the supply of newly issued bonds from Connecticut issuers moderated even as investor demand remained robust, putting additional upward pressure on municipal bond prices.

The fund proved to be well positioned for this generally favorable environment.We maintained the fund’s average duration in a range we considered longer than industry averages, which enabled it to participate more fully in strength at the longer end of the maturity range.The fund also benefited from its focus on income-oriented bonds selling at modest premiums to their face values. Bonds backed by private educational institutions fared particularly well, as did the fund’s relatively small position in bonds backed by the states’ settlement of litigation with U.S. tobacco companies. However, with yield differences across the market’s credit-rating spectrum near historically narrow levels, it made little sense to us to increase the fund’s exposure to lower-rated securities.

What is the fund’s current strategy?

Although the U.S. economy has appeared to remain remarkably resilient through the end of the reporting period, we have been monitoring carefully recent signs of intensifying weakness in the housing and manufacturing sectors. In the meantime, we expect to maintain the fund’s modestly long average duration and its focus on higher-quality securities until we see evidence that the Fed is ready to change its policy stance.

April 16, 2007

[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Connecticut residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus
Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, the fund’s return would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-
exempt bond market, consisting of municipal bonds with maturities of 6-8 years. Index returns do not reflect the fees and expenses associated with operating a mutual fund.
[3]	Source: Lipper Inc.

The Fund 5

FUND PERFORMANCE

Average Annual Total Returns	as of 3/31/07
		1 Year	5 Years	10 Years

Fund		4.36%	3.92%	4.46%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Dreyfus Connecticut Intermediate Municipal Bond Fund on
3/31/97 to a $10,000 investment made in the Lehman Brothers 7-Year Municipal Bond Index (the “Index”) on that
date.All dividends and capital gain distributions are reinvested.
The fund invests primarily in Connecticut municipal securities and maintains a portfolio with a weighted average maturity ranging between 3 and 10 years.The fund’s performance shown in the line graph takes into account fees and
expenses.The Index is not limited to investments principally in Connecticut municipal obligations and does not take into account charges, fees and other expenses.The Index, unlike the fund, is an unmanaged, total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-exempt bond market, consisting of municipal bonds with maturities of 6-8 years.These factors can contribute to the Index potentially outperforming or underperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Connecticut Intermediate Municipal Bond Fund from October 1, 2006 to March 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2007

Expenses paid per $1,000 †	$ 4.32
Ending value (after expenses)	$1,014.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2007

Expenses paid per $1,000 †	$ 4.33
Ending value (after expenses)	$1,020.64

† Expenses are equal to the fund’s annualized expense ratio of .86%; multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS
March 31, 2007

Long-Term Municipal	Coupon	Maturity	Principal
Investments—100.6%	Rate (%)	Date	Amount ($)	Value ($)

Connecticut—72.5%
Connecticut	5.75	6/15/10	30,000 [a]	31,875
Connecticut	5.25	12/15/10	50,000	52,846
Connecticut	6.01	12/15/10	2,500,000 [b,c]	2,642,313
Connecticut	7.01	6/15/11	3,000,000 [b,c]	3,187,530
Connecticut	5.13	11/15/13	1,500,000	1,590,030
Connecticut
(Insured; MBIA)	5.25	3/15/10	5,100,000	5,225,358
Connecticut
(Insured; MBIA)	5.38	12/15/10	4,100,000	4,352,478
Connecticut
(Insured; MBIA)	5.25	10/15/13	1,600,000 [a]	1,744,352
Connecticut,
Airport Revenue (Bradley
International Airport)
(Insured; FGIC)	5.25	10/1/17	2,275,000	2,389,592
Connecticut,
Special Tax Obligation
(Transportation Infrastructure
Purposes)	5.25	9/1/07	1,115,000	1,122,560
Connecticut,
Special Tax Obligation
(Transportation Infrastructure
Purposes)	5.38	9/1/08	2,500,000	2,561,675
Connecticut,
Special Tax Obligation
(Transportation Infrastructure
Purposes) (Insured; AMBAC)	5.25	7/1/19	4,585,000	5,152,165
Connecticut,
Special Tax Obligation
(Transportation Infrastructure
Purposes) (Insured; FSA)	5.50	11/1/12	4,180,000	4,570,787
Connecticut,
Special Tax Obligation
(Transportation Infrastructure
Purposes) (Insured; MBIA)	5.25	9/1/07	1,360,000	1,369,330
Connecticut Development Authority,
First Mortgage Gross Revenue
(Church Homes, Inc.
Congregational Avery Heights
Project)	5.70	4/1/12	1,990,000	2,027,989

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Connecticut (continued)
Connecticut Development Authority,
First Mortgage Gross Revenue
(The Elim Park Baptist Home,
Inc. Project)	5.38	12/1/11	1,765,000	1,780,797
Connecticut Development Authority,
Revenue (Duncaster Project)
(Insured; Radian)	5.50	8/1/11	2,405,000	2,556,515
Connecticut Health and Educational
Facilities Authority, Revenue
(Connecticut Children’s
Medical Center Issue)
(Insured; MBIA)	5.00	7/1/21	1,045,000	1,113,552
Connecticut Health and Educational
Facilities Authority, Revenue
(Griffin Hospital Issue)
(Insured; Radian)	5.00	7/1/23	1,280,000	1,342,976
Connecticut Health and Educational
Facilities Authority, Revenue
(Hospital for Special Care
Issue)	5.13	7/1/07	400,000	401,192
Connecticut Health and Educational
Facilities Authority, Revenue
(Loomis Chaffee School Issue)
(Insured; AMBAC)	5.25	7/1/28	1,760,000	2,027,450
Connecticut Health and Educational
Facilities Authority, Revenue
(Stamford Hospital Issue)
(Insured; MBIA)	5.20	7/1/07	2,210,000	2,218,398
Connecticut Health and Educational
Facilities Authority, Revenue
(Trinity College Issue)
(Insured; MBIA)	5.00	7/1/22	1,000,000	1,065,600
Connecticut Health and Educational
Facilities Authority, Revenue
(University of Hartford Issue)
(Insured; Radian)	5.00	7/1/17	1,220,000	1,301,350
Connecticut Health and Educational
Facilities Authority, Revenue
(University of Hartford Issue)
(Insured; Radian)	5.50	7/1/22	2,000,000	2,158,460

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Connecticut (continued)
Connecticut Health and Educational
Facilities Authority, Revenue
(Windham Community Memorial
Hospital Issue) (Insured; ACA)	5.75	7/1/11	530,000	541,310
Connecticut Health and Educational
Facilities Authority, Revenue
(Yale-New Haven Hospital
Issue) (Insured; AMBAC)	5.00	7/1/25	1,500,000	1,602,390
Connecticut Higher Education
Supplemental Loan Authority,
Revenue (Family Education Loan
Program) (Insured; AMBAC)	5.63	11/15/11	415,000	417,805
Connecticut Higher Education
Supplemental Loan Authority,
Senior Revenue (Connecticut
Family Education Loan Program)
(Insured; MBIA)	4.50	11/15/20	1,955,000	1,970,523
Connecticut Housing Finance
Authority (Housing Mortgage
Finance Program)	4.45	5/15/14	1,000,000	1,008,620
Connecticut Housing Finance
Authority (Housing Mortgage
Finance Program)	5.00	11/15/21	3,290,000	3,402,781
Connecticut Municipal Electric
Energy Cooperative, Power
Supply System Revenue
(Insured; AMBAC)	5.00	1/1/22	1,335,000	1,435,712
Connecticut Resource Recovery
Authority, Mid-Connecticut
System Subordinated Revenue	5.50	11/15/10	1,000,000 [a]	1,057,880
Connecticut Resources Recovery
Authority, RRR (American
Ref-Fuel Company of
Southeastern Connecticut Project)	5.50	11/15/15	3,250,000	3,401,905
Fairfield	5.50	4/1/11	2,030,000	2,176,099
Greater New Haven Water Pollution
Control Authority, Regional
Wastewater System Revenue
(Insured; MBIA)	5.00	11/15/25	1,335,000	1,420,987
Greenwich Housing Authority,
MFHR (Greenwich Close
Apartments)	6.25	9/1/17	2,000,000	2,073,660

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Connecticut (continued)
Hamden
(Insured; MBIA)	5.25	8/15/11	265,000 [a]	286,571
Hamden
(Insured; MBIA)	5.25	8/15/14	730,000	788,648
Hamden
(Insured; MBIA)	5.25	8/15/14	5,000	5,490
Hartford,
Parking System Revenue	6.40	7/1/10	1,000,000 [a]	1,081,800
Meriden,
GO (Insured; MBIA)	5.00	8/1/16	2,090,000	2,285,979
Middletown	5.00	4/15/08	1,760,000	1,786,118
New Haven,
Air Rights Parking Facility
Revenue (Insured; AMBAC)	5.38	12/1/11	1,165,000	1,250,756
University of Connecticut,
GO	4.00	4/1/25	4,200,000 [d]	4,020,324
University of Connecticut,
GO (Insured; FGIC)	5.75	3/1/10	1,850,000 [a]	1,975,097
University of Connecticut,
GO (Insured; FGIC)	5.00	2/15/24	2,100,000	2,249,814
University of Connecticut,
GO (Insured; FSA)	5.00	2/15/24	1,225,000	1,304,025
Waterbury,
GO Tax Revenue (Special
Capital Reserve Fund)
(Insured; FSA)	5.00	4/1/13	1,000,000	1,069,130
Westport	5.00	8/15/16	1,500,000	1,632,900
U.S. Related—28.1%
Children’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	5.75	7/1/10	1,500,000 [a]	1,599,735
Children’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	5.75	7/1/10	1,300,000 [a]	1,386,437
Children’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	5.75	7/1/10	4,000,000 [a]	4,265,960
Guam Economic Development
Authority, Tobacco Settlement
Asset-Backed Bonds	0/5.20	5/15/12	795,000 [e]	792,019

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

U.S. Related (continued)
Guam Economic Development
Authority, Tobacco Settlement
Asset-Backed Bonds	0/5.45	5/15/16	1,445,000 [e]	1,436,460
Guam Economic Development
Authority, Tobacco Settlement
Asset-Backed Bonds	5.00	5/15/22	125,000	126,496
Guam Waterworks Authority,
Water and Wastewater System
Revenue	5.50	7/1/16	1,000,000	1,065,040
Puerto Rico Commonwealth,
Public Improvement	5.25	7/1/25	1,500,000	1,611,885
Puerto Rico Commonwealth,
Public Improvement	5.25	7/1/26	3,000,000	3,223,770
Puerto Rico Commonwealth,
Public Improvement (Insured; FGIC)	5.50	7/1/16	3,270,000	3,704,158
Puerto Rico Commonwealth,
Public Improvement (Insured; FSA)	5.25	7/1/12	2,600,000	2,800,278
Puerto Rico Commonwealth,
Public Improvement (Insured; MBIA)	5.25	7/1/14	1,000,000	1,098,080
Puerto Rico Electric Power
Authority, Power Revenue	5.00	7/1/11	1,500,000	1,570,890
Puerto Rico Electric Power
Authority, Power Revenue
(Insured; MBIA)	6.13	7/1/09	4,000,000	4,219,520
Puerto Rico Government Development
Bank, Senior Notes	5.00	12/1/14	2,000,000	2,135,900
Virgin Islands Public Finance
Authority, Revenue, Virgin
Islands Gross Receipts Taxes
Loan Note	5.63	10/1/10	665,000	681,073
Virgin Islands Public Finance
Authority, Revenue, Virgin
Islands Gross Receipts Taxes
Loan Note	6.38	10/1/19	3,000,000	3,265,560
Virgin Islands Public Finance
Authority, Revenue, Virgin
Islands Matching Loan Notes	5.50	10/1/08	1,500,000	1,536,900
Total Long-Term
Municipal Investments
(cost $127,339,443)				130,753,655

Short-Term Municipal	Coupon	Maturity	Principal
Investments—3.4%	Rate (%)	Date	Amount ($)	Value ($)

Connecticut;
Connecticut Health and Educational
Facilities Authority, Revenue
(Quinnipiac University Issue)
(Insured; Radian and Liquidity
Facility; JPMorgan Chase Bank)	3.73	4/1/07	1,000,000 [f]	1,000,000
Connecticut Health and Educational
Facilities Authority, Revenue
(Quinnipiac University Issue)
(LOC; JPMorgan Chase Bank)	3.72	4/1/07	500,000 [f]	500,000
Connecticut Health and Educational
Facilities Authority, Revenue
(Yale University Issue)	3.70	4/1/07	1,400,000 [f]	1,400,000
Connecticut Health and Educational
Facilities Authority, Revenue
(Yale University Issue)	3.70	4/1/07	1,500,000 [f]	1,500,000
Total Short-Term
Municipal Investments
(cost $4,400,000)				4,400,000

Total Investments (cost $131,739,443)			104.0%	135,153,655
Liabilities, Less Cash and Receivables			(4.0%)	(5,183,287)
Net Assets			100.0%	129,970,368

[a] These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b] Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At March 31, 2007, these securities amounted to $5,829,843 or 4.5% of net assets.
[c] Collateral for floating rate borrowings.
[d] Purchased on a delayed delivery basis.
[e] Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
[f] Securities payable on demand.Variable interest rate—subject to periodic change.

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ACA	American Capital Access	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance	AMBAC	American Municipal Bond
	Company		Assurance Corporation
ARRN	Adjustable Rate Receipt Notes	BAN	Bond Anticipation Notes
BIGI	Bond Investors Guaranty Insurance	BPA	Bond Purchase Agreement
CGIC	Capital Guaranty Insurance	CIC	Continental Insurance
	Company		Company
CIFG	CDC Ixis Financial Guaranty	CMAC	Capital Market Assurance
Corporation
COP	Certificate of Participation	CP	Commercial Paper
EDR	Economic Development Revenue	EIR	Environmental Improvement
Revenue
FGIC	Financial Guaranty Insurance
	Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage
Corporation
FNMA	Federal National
	Mortgage Association	FSA	Financial Security Assurance
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National
	Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MBIA	Municipal Bond Investors Assurance
Insurance Corporation
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or Moody’s	or	Standard & Poor’s	Value (%)†

AAA	Aaa		AAA	57.8
AA	Aa		AA	16.3
A	A		A	1.6
BBB	Baa		BBB	18.6
BB	Ba		BB	.8
F1	MIG1/P1		SP1/A1	3.3
Not Rated [g]	Not Rated [g]		Not Rated [g]	1.6
				100.0

†	Based on total investments.
[g]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to
	be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

The Fund 15

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2007

	Cost	Value

Assets ($):
Investments in securities-See Statement of Investments	131,739,443	135,153,655
Cash		7,745
Interest receivable		1,829,875
Receivable for shares of Beneficial interest subscribed		373
Prepaid expenses		6,901
		136,998,549

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		72,503
Payable for floating rate notes issued		2,750,000
Payable for investment securities purchased		4,058,670
Payable for shares of Beneficial interest redeemed		77,625
Interest and related expenses payable		31,047
Accrued expenses		38,336
		7,028,181

Net Assets ($)		129,970,368

Composition of Net Assets ($):
Paid-in capital		127,262,895
Accumulated undistributed investment income—net		13,671
Accumulated net realized gain (loss) on investments		(720,410)
Accumulated net unrealized appreciation
(depreciation) on investments		3,414,212

Net Assets ($)		129,970,368

Shares Outstanding
(unlimited number of $ .001 par value
shares of Beneficial Interest authorized)		9,474,071
Net Asset Value, offering and redemption price per share—Note 3(d)($)		13.72

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended March 31, 2007

Investment Income ($):
Interest Income	6,186,432
Expenses:
Management fee—Note 3(a)	789,218
Shareholder servicing costs—Note 3(b)	110,672
Interest and related expenses	105,043
Professional fees	54,629
Trusees’ fees and expenses—Note 3(c)	16,374
Custodian fees	16,072
Prospectus and shareholders’ reports	14,994
Registration fees	11,654
Loan commitment fees—Note 2	665
Miscellaneous	17,925
Total Expenses	1,137,246
Less—reduction in Management Fee
due to undertaking—Note 3(a)	(9,304)
Less—reduction in Custody Fees
due to earnings credits—Note 1(b)	(19,736)
Net Expenses	1,108,206
Investment Income-Net	5,078,226

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	17,815
Net unrealized appreciation (depreciation) on investments	571,565
Net Realized and Unrealized Gain (Loss) on Investments	589,380
Net Increase in Net Assets Resulting from Operations	5,667,606

See notes to financial statements.

The Fund 17

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended March 31,

	2007	2006

Operations ($):
Investment income—net	5,078,226	5,222,809
Net realized gain (loss) on investments	17,815	(56,483)
Net unrealized appreciation
(depreciation) on investments	571,565	(1,823,668)
Net Increase (Decrease) in Net Assets
Resulting from Operations	5,667,606	3,342,658

Dividends to Shareholders from ($):
Investment income—net	(5,043,678)	(5,199,546)
Net realized gain on investments	—	(13,760)
Total Dividends	(5,043,678)	(5,213,306)

Beneficial Interest Transactions ($):
Net proceeds from shares sold	11,801,657	19,830,138
Dividends reinvested	3,629,597	3,839,427
Cost of shares redeemed	(19,832,204)	(27,238,609)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	(4,400,950)	(3,569,044)
Total Increase (Decrease) in Net Assets	(3,777,022)	(5,439,692)

Net Assets ($):
Beginning of Period	133,747,390	139,187,082
End of Period	129,970,368	133,747,390
Undistributed investment income—net	13,671	—

Capital Share Transactions (Shares):
Shares sold	861,879	1,432,280
Shares issued for dividends reinvested	264,785	277,015
Shares redeemed	(1,447,311)	(1,966,203)
Net Increase (Decrease) in Shares Outstanding	(320,647)	(256,908)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended March 31,

	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	13.66	13.85	14.29	14.27	13.72
Investment Operations:
Investment income—net [a]	.53	.53	.53	.54	.57
Net realized and unrealized
gain (loss) on investments	.06	(.20)	(.44)	.02	.56
Total from Investment Operations	.59	.33	.09	.56	1.13
Distributions:
Dividends from investment
income—net	(.53)	(.52)	(.53)	(.54)	(.58)
Dividends from net realized
gain on investments	—	(.00)[b]	—	—	—
Total Distributions	(.53)	(.52)	(.53)	(.54)	(.58)
Net asset value, end of period	13.72	13.66	13.85	14.29	14.27

Total Return (%)	4.36	2.43	.63	4.02	8.31

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.86[c]	.79	.78	.78	.78
Ratio of net expenses
to average net assets	.84[c]	.78	.77	.78	.78
Ratio of net investment income
to average net assets	3.86	3.79	3.78	3.82	4.05
Portfolio Turnover Rate	26.24[c]	16.45	18.79	23.49	21.13

Net Assets, end of period ($ x 1,000)	129,970	133,747	139,187	152,290	158,581

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c]	Ratio of total expenses to average net assets, ratio of net expenses to average net assets and portfolio turnover rate
	have been adjusted to reflect participation in inverse floater structures.
See notes to financial statements.

The Fund 19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Connecticut Intermediate Municipal Bond Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company.The fund’s investment objective is to provide investors with as high a level of current income exempt from federal and Connecticut state income taxes as is consistent with the preservation of capital.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge. Effective November 17, 2006, the fund is closed to any investments for new accounts.

On December 4, 2006, Mellon Financial and The Bank of New York Company, Inc. announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation.The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc.’s and Mellon Financial’s shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

On September 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the FASB released FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are more-likely-than-not of being sustained by the applicable tax authority.Tax positions not deemed to meet the “more-

likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

At March 31, 2007, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $97,287, accumulated capital losses $831,023 and unrealized appreciation $3,524,825.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to March 31, 2007. If not applied, $28,967 of the carryover expires in fiscal 2008, $276,703 expires in fiscal 2009, $244,622 expires in fiscal 2012, $206,012 expires in fiscal 2013 and $74,719 expires in fiscal 2015.

The tax character of distributions paid to shareholders during the fiscal periods ended March 31, 2007 and March 31, 2006 were as follows: tax exempt income $5,043,678 and $5,199,546 and ordinary income $0 and $13,760, respectively.

During the period ended March 31, 2007, as a result of permanent book to tax differences primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $20,877, increased accumulated net realized gain (loss) on investments by $6,858 and increased paid-in capital by $14,019. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended March 31, 2007, the fund did not borrow under the Facility.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.The Manager had undertaken from April 1, 2006 through March 31, 2007 to reduce the management fee paid by the fund, to the extent that, the fund’s aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of .80% of the value of the fund’s average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $9,304 during the period ended March 31, 2007.

(b) Under the fund’s Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended March 31, 2007, the fund was charged $56,046 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2007, the fund was charged $34,742 pursuant to the transfer agency agreement.

During the period ended March 31, 2007, the fund was charged $4,089 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $64,651, chief compliance officer fees $3,067 and transfer agency per account fees $5,790, which are offset against an expense reimbursement currently in effect in the amount of $1,005.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) A 1% redemption fee is charged and retained by the fund on certain shares redeemed within thirty days following the date of issuance, subject to exceptions, including redemptions made through the use of the fund’s exchange privilege. During the period ended March 31, 2007, redemption fees charged and retained by the fund amounted to $4.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2007, amounted to $34,635,831 and $35,719,943, respectively.

At March 31, 2007, the cost of investments for federal income tax purposes was $131,628,830 accordingly, accumulated net unrealized appreciation on investments was 3,524,825, consisting of $3,583,602 gross unrealized appreciation and $58,777 gross unrealized depreciation.

NOTE 5—Plan of Reorganization:

At a meeting of the Board of Trustees of the fund held on November 8, 2006, the Board approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the “Agreement”) between the fund and Dreyfus Premier State Municipal Bond Fund, Connecticut Series. (the “Acquiring Fund”).The Agreement provides for the transfer of the fund’s assets to the Acquiring Fund in a tax-free exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the fund’s stated liabilities, the distribution of shares of the Acquiring Fund to the fund’s shareholders and the subsequent termination of the fund (the “Reorganization”).The holders of fund shares as of January 26, 2007 will be asked to approve the Agreement on behalf of the fund at a special meeting of shareholders to be held on or about May 23, 2007.The Reorganization is expected to take place on or about May 30, 2007.

The Fund 25

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus Connecticut Intermediate Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Connecticut Intermediate Municipal Bond Fund, including the statement of investments, as of March 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights,assessing the accounting principles used and significant estimates made by management,and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2007 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Connecticut Intermediate Municipal Bond Fund at March 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
May 18, 2007

IMPORTANT TAX INFORMATION ( U n a u d i t e d )

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended March 31, 2007 as “exempt-interest dividends” (not generally subject to regular federal and, for individuals who are Connecticut residents, Connecticut personal income taxes). As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2007 calendar year on Form 1099-DIV and their portion of the fund’s exempt interest dividends paid for the 2007 calendar year on Form 1099-INT, both of which will be mailed by January 31, 2008.

The Fund 27

PROXY RESULTS (Unaudited)

The fund held a special meeting of shareholders on November 30, 2006.The proposal considered at the meeting, and the results, are as follows:

		Shares

	Votes For	Authority Withheld

To elect Board Members:
Clifford L. Alexander,Jr. †	5,312,522	83,084
Peggy C. Davis †	5,314,863	80,743
Joseph S. DiMartino	5,312,516	83,090
Ernest Kafka †	5,290,559	105,047
Nathan Leventhal †	5,326,571	69,035

† Each new Board member’s term commenced on January 1, 2007. Joseph S. DiMartino was a Board member prior to
November 30, 2006 and continues to serve as such.
In addition to Joseph S. DiMartino, David W. Burke, Diane Dunst, Jay I. Meltzer, Daniel Rose,Warren B.
Rudman and Sander Vanocur continue as Board members of the fund.

BOARD MEMBERS INFORMATION ( U n a u d i t e d )

Joseph S. DiMartino (63)
Chairman of the Board (1995)

Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 186

———————

Clifford L. Alexander, Jr. (73)
Board Member (2007)

Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
• Chairman of the Board of Moody’s Corporation (October 2000-October 2003)
Other Board Memberships and Affiliations:
• Mutual of America Life Insurance Company, Director

No. of Portfolios for which Board Member Serves: 65

———————

David W. Burke (70)
Board Member (1994)

Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director

No. of Portfolios for which Board Member Serves: 77

———————

Peggy C. Davis (64)
Board Member (2007)

Principal Occupation During Past 5 Years:
• Shad Professor of Law, New York University School of Law (1983-present)
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training

No. of Portfolios for which Board Member Serves: 78

The Fund 29

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Diane Dunst (67)
Board Member (1990)

Principal Occupation During Past 5 Years:
• President, Huntting House Antiques

No. of Portfolios for which Board Member Serves: 30

———————

Ernest Kafka (74)
Board Member (2007)

Principal Occupation During Past 5 Years:
• Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)
• Instructor,The New York Psychoanalytic Institute (1981-present)
• Associate Clinical Professor of Psychiatry at Cornell Medical School (1987-2002)

No. of Portfolios for which Board Member Serves: 30

———————

Nathan Leventhal (64)
Board Member (2007)

Principal Occupation During Past 5 Years:
• Commissioner, NYC Planning Commission (March 2007-present)
• Chairman of the Avery-Fisher Artist Program (November 1997-present)
Other Board Memberships and Affiliations:
• Movado Group, Inc., Director
• Mayor’s Committee on Appointments, Chairman

No. of Portfolios for which Board Member Serves: 30

———————

Jay I. Meltzer (78)
Board Member (1991)

Principal Occupation During Past 5 Years:
• Physician, Internist and Specialist in Clinical Hypertension
• Clinical Professor of Medicine at Columbia University & College of Physicians and Surgeons
• Faculty Associate, Center for Bioethics, Columbia

No. of Portfolios for which Board Member Serves: 30

Daniel Rose (77)
Board Member (1992)

Principal Occupation During Past 5 Years:
• Chairman and Chief Executive Officer of Rose Associates, Inc., a
New York based real estate development and management firm
Other Board Memberships and Affiliations:
• Baltic-American Enterprise Fund,Vice Chairman and Director
• Harlem Educational Activities Fund, Inc., Chairman
• Housing Committee of the Real Estate Board of New York, Inc., Director

No. of Portfolios for which Board Member Serves: 39

———————

Warren B. Rudman (76)
Board Member (1993)

Principal Occupation During Past 5 Years:
• Of Counsel to (from January 1993 to December 31, 2003, Partner in) the law firm Paul,
Weiss, Rifkind,Wharton & Garrison LLP
Other Board Memberships and Affiliations:
• Collins & Aikman Corporation, Director
• Boston Scientific, Director

No. of Portfolios for which Board Member Serves: 39

———————

Sander Vanocur (79)
Board Member (1992)

Principal Occupation During Past 5 Years:
• President, Old Owl Communications

No. of Portfolios for which Board Member Serves: 39

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Rosalind Gersten Jacobs, Emeritus Board Member

The Fund 31

OFFICERS OF THE FUND ( U n a u d i t e d )

J. DAVID OFFICER, President since	JOSEPH M. CHIOFFI, Vice President and
December 2006.	Assistant Secretary since August 2005.
Chief Operating Officer,Vice Chairman and a	Associate General Counsel of the Manager,
director of the Manager, and an officer of 89	and an officer of 90 investment companies
investment companies (comprised of 186	(comprised of 202 portfolios) managed by the
portfolios) managed by the Manager. He is 58	Manager. He is 45 years old and has been an
years old and has been an employee of the	employee of the Manager since June 2000.
Manager since April 1, 1998.	JANETTE E. FARRAGHER, Vice President
MARK N. JACOBS, Vice President since	and Assistant Secretary since
March 2000.	August 2005.
Executive Vice President, Secretary and	Associate General Counsel of the Manager,
General Counsel of the Manager, and an	and an officer of 90 investment companies
officer of 90 investment companies (comprised	(comprised of 202 portfolios) managed by the
of 202 portfolios) managed by the Manager.	Manager. She is 44 years old and has been an
He is 60 years old and has been an employee	employee of the Manager since February 1984.
of the Manager since June 1977.	JOHN B. HAMMALIAN, Vice President and
MICHAEL A. ROSENBERG, Vice President	Assistant Secretary since August 2005.
and Secretary since August 2005.	Associate General Counsel of the Manager,
Associate General Counsel of the Manager,	and an officer of 90 investment companies
and an officer of 90 investment companies	(comprised of 202 portfolios) managed by the
(comprised of 202 portfolios) managed by the	Manager. He is 43 years old and has been an
Manager. He is 47 years old and has been an	employee of the Manager since February 1991.
employee of the Manager since October 1991.	ROBERT R. MULLERY, Vice President and
JAMES BITETTO, Vice President and	Assistant Secretary since August 2005.
Assistant Secretary since August 2005.	Associate General Counsel of the Manager,
Associate General Counsel and Assistant	and an officer of 90 investment companies
Secretary of the Manager, and an officer of 90	(comprised of 202 portfolios) managed by the
investment companies (comprised of 202	Manager. He is 55 years old and has been an
portfolios) managed by the Manager. He is 40	employee of the Manager since May 1986.
years old and has been an employee of the	JEFF PRUSNOFSKY, Vice President and
Manager since December 1996.	Assistant Secretary since August 2005.
JONI LACKS CHARATAN, Vice President	Associate General Counsel of the Manager,
and Assistant Secretary since	and an officer of 90 investment companies
August 2005.	(comprised of 202 portfolios) managed by the
Associate General Counsel of the Manager,	Manager. He is 41 years old and has been an
and an officer of 90 investment companies	employee of the Manager since October 1990.
(comprised of 202 portfolios) managed by the
Manager. She is 51 years old and has been an
employee of the Manager since October 1988.

JAMES WINDELS, Treasurer since	JOSEPH W. CONNOLLY, Chief Compliance
November 2001.	Officer since October 2004.
Director – Mutual Fund Accounting of the	Chief Compliance Officer of the Manager and
Manager, and an officer of 90 investment	The Dreyfus Family of Funds (90 investment
companies (comprised of 202 portfolios)	companies, comprised of 202 portfolios). From
managed by the Manager. He is 48 years old	November 2001 through March 2004, Mr.
and has been an employee of the Manager	Connolly was first Vice-President, Mutual
since April 1985.	Fund Servicing for Mellon Global Securities

ROBERT ROBOL, Assistant Treasurer	Services. In that capacity, Mr. Connolly was
since August 2003.	responsible for managing Mellon's Custody,
Fund Accounting and Fund Administration
Senior Accounting Manager – Money Market	services to third-party mutual fund clients. He
and Municipal Bond Funds of the Manager,	is 49 years old and has served in various
and an officer of 90 investment companies	capacities with the Manager since 1980,
(comprised of 202 portfolios) managed by the	including manager of the firm's Fund
Manager. He is 43 years old and has been an	Accounting Department from 1997 through
employee of the Manager since October 1988.	October 2001.

ROBERT SVAGNA, Assistant Treasurer	WILLIAM GERMENIS, Anti-Money
since December 2005.	Laundering Compliance Officer since
Senior Accounting Manager – Equity Funds of	October 2002.
the Manager, and an officer of 90 investment	Vice President and Anti-Money Laundering
companies (comprised of 202 portfolios)	Compliance Officer of the Distributor, and the
managed by the Manager. He is 40 µyears old	Anti-Money Laundering Compliance Officer
and has been an employee of the Manager	of 86 investment companies (comprised of 198
since November 1990.	portfolios) managed by the Manager. He is 36
GAVIN C. REILLY, Assistant Treasurer	years old and has been an employee of the
since December 2005.	Distributor since October 1998.
Tax Manager of the Investment Accounting
and Support Department of the Manager, and
an officer of 90 investment companies
(comprised of 202 portfolios) managed by the
Manager. He is 38 years old and has been an
employee of the Manager since April 1991.

The Fund 33

For More		Information

Dreyfus Connecticut		Transfer Agent &
Intermediate Municipal		Dividend Disbursing Agent
Bond Fund		Dreyfus Transfer, Inc.
200 Park Avenue		200 Park Avenue
New York, NY	10166	New York, NY 10166
Manager		Distributor
The Dreyfus Corporation		Dreyfus Service Corporation
200 Park Avenue		200 Park Avenue
New York, NY	10166	New York, NY 10166
Custodian
The Bank of New York
One Wall Street
New York, NY	10286

Ticker Symbol:	DCTIX

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2006, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

© 2007 Dreyfus Service Corporation

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $30,881 in 2006 and $30,881 in 2007.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2006 and $0 in 2007.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2006 and $0 in 2007.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $2,999 in 2006 and $3,261 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2006 and $0 in 2007.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $88 in 2006 and $96 in 2007. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2006 and $0 in 2007.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $769,395 in 2006 and $722,002 in 2007.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the

Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND

By:	/s/ J. David Officer
J. David Officer
President

Date:	May 21, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer
President

Date:	May 21, 2007

By:	/s/ James Windels
James Windels
Treasurer

Date:	May 21, 2007

EXHIBIT INDEX

	(a)(1)	Code of ethics referred to in Item 2.

	(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

	(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)